UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 17, 2008
Date of Report (Date of earliest event reported)
Matria Healthcare, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-20619	20-2091331

(Commission File Number)	(IRS Employer Identification No.)

1850 Parkway Place, Marietta, GA	30067

(Address of Principal Executive Offices)	(Zip Code)
770-767-4500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On March 17, 2008, Matria Healthcare, Inc. (the “Company”) held an investor conference call in which it discussed certain financial results for the year ended December 31, 2007. The transcript of the conference call is attached as Exhibit 99.1 and is incorporated herein by reference.
     The attached transcript includes the following non-GAAP measures, each of which is discussed in more detail below: (i) earnings before interest, taxes, depreciation and amortization (“EBITDA”), excluding the effects of share-based compensation under FAS 123R, (ii) free cash flow, which the Company defines as cash provided by continuing operations less capital expenditures and (iii) diluted earnings per share, excluding share-based compensation under FAS 123R. These measures are not measures of financial performance under GAAP and should not be considered as an alternative to the comparable GAAP measures discussed below. The Company has provided reconciling information to the most comparable GAAP measure for each of these non-GAAP measures on its website.
     With respect to the Company’s presentation of EBITDA excluding the effects of FAS 123R, the Company considers earnings from continuing operations to be the most comparable GAAP measure. Under FAS 123R, “Share-Based Payment,” all stock-based payments to employees, including grants of employee stock options are to be expensed in the financial statements based on their fair value determined by applying a fair value measurement method. Management has excluded the effects of FAS 123R because it believes that this presentation provides more useful information to investors with regard to operating performance and allows investors to compare, on a consistent basis, the results to prior periods that do not reflect the adoption of FAS 123R. The Company believes that the presentation of EBITDA provides useful information to investors regarding the Company’s ability to generate cash flows that can be used to service debt and invest in capital expenditures and also provides useful information to investors with regard to operating performance. EBITDA is also a component of certain financial covenants in the Company’s debt agreements.
     With respect to the Company’s presentation of free cash flow, the Company considers net cash provided by continuing operations to be the most comparable GAAP measure. The Company believes that free cash flow provides useful additional information concerning the Company’s cash flow available to meet future debt service obligations and working capital requirements.
     With respect to the Company’s presentation of diluted earnings per common share, excluding the effects of FAS 123R, the Company considers diluted earnings per common share to be the most comparable GAAP measure. Management has excluded the effects of FAS 123R because it believes that this presentation provides more useful information to investors with regard to operating performance and allows investors to compare, on a consistent basis, the results to prior periods that do not reflect the adoption of FAS 123R.

     The financial information in Items 2.02 and paragraphs 10, 18 and 19 of the transcript attached as Exhibit 99.1 hereto is being furnished pursuant to Item 2.02 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. The remainder of the transcript attached hereto as Exhibit 99.1 shall be deemed “filed” pursuant to Rule 14a-12.
Item 8.01. Other Events.
     As reported under Item 2.02, the Company is filing certain portions of the transcript attached hereto as Exhibit 99.1 under Rule 14a-12.
Additional Information About the Proposed Transaction and Where to Find it:
     In connection with the proposed transaction, Inverness has filed a registration statement on Form S-4 in connection with the proposed transaction, which includes Matria’s proxy statement and Inverness’s prospectus for the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, WHICH CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement/prospectus and other documents which are filed by Inverness with the Securities and Exchange Commission (the “SEC”) will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made by Inverness to Inverness Medical Innovations, Inc., 51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453, Attention: Investor Relations, or by directing a request when such a filing is made by Matria Healthcare, Inc.,1850 Parkway Place, Marietta, GA 30067, Attention: Secretary.
Participants in The Merger
     Matria, its directors and certain of its executive officers, as well as Inverness, its directors and certain of its executive officers, may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Matria and their respective interests in the proposed transactions will be set forth or incorporated by reference in the proxy statement/prospectus that Inverness and Matria have filed with the SEC in connection with the proposed transaction. Information about the directors and executive officers of Matria is available in Matria’s proxy statement for its 2007 annual meeting of stockholders, as filed with the SEC on April 30, 2007 and in its annual report on Form 10-K, as filed with the SEC on March 3, 2008. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus.
Cautionary Note Regarding Forward-Looking Statements
     This Current Report on Form 8-K contains forward-looking statements, including statements regarding potential synergies and benefits of the proposed business combination, within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and is subject to the safe harbors created therein. These statements reflect the parties’ current views with respect to future events and are based on their respective management’s current assumptions and information currently available. Actual results may differ materially due to numerous factors including, without limitation, risks associated with market and economic conditions; Inverness’ ability to consummate the acquisition, which is subject to approval by the shareholders of Matria and subject to regulatory review; the risk that the Internal Revenue Service may determine that the transaction does not qualify as a reorganization for federal income tax purposes; Inverness’ ability to integrate this and other acquisitions, particularly its health management acquisitions, and to recognize expected benefits; Inverness’ ability to consummate a joint venture for its health management business; Inverness’ ability to compete successfully in the health management sector; Inverness’ ability to continue to successfully develop and manufacture diagnostic testing products and to commercialize products; the risks and uncertainties described in Inverness’ annual report on Form 10-K, as amended, for the year ended December 31, 2007, the risks and uncertainties described in Matria’s annual report on Form 10-K for the year ended December 31, 2007 and other factors identified from time to time in its periodic filings with the Securities and Exchange Commission. Inverness and Matria undertake no obligation to update any forward-looking statements contained herein.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
     99.1 Transcript of Investor Conference Call held March 17, 2008

SIGNATURES
     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matria Healthcare, Inc.

By:	/s/ Parker H. Petit Parker H. Petit
Chairman and Chief Executive
Officer
     Dated: March 18, 2008